TAXATION	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
TAXATION

11. TAXATION

British Virgin Islands (“BVI”)

The Company is incorporated in the BVI. Under the current laws of the BVI, the Company is not subject to income or capital gains taxes. Additionally, dividend payments are not subject to withholdings tax in the BVI.

Taiwan

MKD Taiwan, a subsidiary incorporated in Taiwan, is subject to a tax rate of 20% for entities under R.O.C. Income Tax Law.

Samoa

MKD Samoa was incorporated in Samoa and, under the current laws of Samoa, is not subject to tax on its income or capital gains. Additionally, dividend payments are not subject to withholdings tax in Samoa.

Mainland China

Under the Law of the People’s Republic of China on Enterprise Income Tax (“New EIT Law”), which was effective from January 1, 2008, both domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25% while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis.

EIT grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”) at a rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. The Company’s subsidiary, MKD Jiaxing, was approved as HNTE and is entitled to a reduced income tax rate of 15% from 2021 to 2023. In December 2024, the HNTE certification was renewed, extending the reduced tax rate of 15% from 2024 to 2026. The Company’s subsidiary, MKD Shanghai have applicable EIT rate of 25%.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2025 and June 30, 2026, the Group did not have any unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months. For the six months ended June 30, 2025 and 2026, the Company did not incur any interest and penalties related to potential underpaid income tax expenses.

As of June 30, 2026, the tax years ended December 31, 2019 through 2025 for the Group’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities. As of June 30, 2026, the tax years ended December 31, 2019 through 2025 for the Group’s subsidiary in the Taiwan is generally subject to examination by the Taiwan tax authorities.

MKDWELL TECH INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, except share and per share data)

11. TAXATION-continued

Deferred income taxes are recognized for the tax consequences attributable to differences between the carrying amounts of existing assets and liabilities in the financial statements and their respective tax bases, and operating loss carry-forwards. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company assesses the realizability of deferred tax assets by evaluating whether it is more likely than not that some or all of the deferred tax assets will be realized. Based upon the weight of available evidence, including the Company’s history of operating losses, accumulated deficit and the expectation of continuing losses in the foreseeable future, the Company determined that it is more likely than not that its deferred tax assets will not be realized. Accordingly, the Company has recorded a full valuation allowance against its net deferred tax assets as of June 30, 2026 and December 31, 2025.

For the six months ended June 30, 2026 and 2025, the Company did not record any income tax expense as it continued to incur operating losses and no current income tax liability was expected.